UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2014

FALCONRIDGE TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54253	20-0266164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17-120 West Beaver Creek Rd., Richmond Hill, Ontario, Canada		L4B 1L2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (905) 771-6551

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

On December 29, 2014, we entered into an oral convertible loan agreement with Quezon Group LLC.  Pursuant to the agreement, Quezon Group loaned our company an aggregate of $25,000.  In exchange, we issued a promissory note in an aggregate of $25,000 plus 10% interest per annum due on December 28, 2015.  The promissory note issued by us is convertible into common shares of our company at a deemed conversion price of the closing price per share of our common shares on the OTCQB on the day notice is given by Quezon Group.

Item 9.01 Financial Statements and Exhibits

10.1 Promissory Note dated December 29, 2014 between our company and Quezon Group LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCONRIDGE OIL TECHNOLOGIES CORP.

/s/ Alfred Morra
Alfred Morra
Treasurer, Chief Financial Officer and Secretary

Date January 12, 2015